                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

                              LJ INTERNATIONAL INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1)     Title of each class of securities to which transaction applies:

              -----------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -----------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              -----------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              -----------------------------------------------------

       5)     Total fee paid:

              -----------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              -------------------------------------------

       2)     Form, Schedule or Registration Statement No.:

              -------------------------------------------

       3)     Filing Party:

              -------------------------------------------

       4)     Date Filed:

              -------------------------------------------

                              LJ INTERNATIONAL INC.
                             UNIT #12, 12/F, BLOCK A
                             FOCAL INDUSTRIAL CENTRE
                                21 MAN LOK STREET
                          HUNG HOM, KOWLOON, HONG KONG


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     TO BE HELD WEDNESDAY, DECEMBER 5, 2001

To Our Shareholders:

         PLEASE TAKE NOTICE that our annual meeting of shareholders will be held at our office at 1212, Block A, Focal Industrial Centre, 21 Man Lok Street, Hung Hom, Kowloon, Hong Kong on Wednesday, December 5, 2001, at 11:00 a.m., local time, for the following purposes:

         1. To elect five directors to hold office for the term specified in the proxy statement or until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment.

         The board of directors has fixed the close of business on October 3, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and at any adjournment. A proxy statement which describes the foregoing proposals and a form of proxy accompany this notice.

                                           By Order of the Board of Directors

                                           Ka Man Au
                                           Secretary
Dated: November 5, 2001




                                    IMPORTANT

         WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE EXECUTE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE WHICH REQUIRES NO POSTAGE. IF YOU GRANT A PROXY, YOU MAY REVOKE IT AT ANY TIME PRIOR TO THE MEETING. ALSO, WHETHER OR NOT YOU GRANT A PROXY, YOU MAY VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              LJ INTERNATIONAL INC.
                             UNIT #12, 12/F, BLOCK A
                             FOCAL INDUSTRIAL CENTRE
                                21 MAN LOK STREET
                          HUNG HOM, KOWLOON, HONG KONG


                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD WEDNESDAY, DECEMBER 5, 2001


                              SOLICITATION OF PROXY

         The accompanying proxy is solicited on behalf of the board of directors of LJ INTERNATIONAL INC. for use at our annual meeting of shareholders to be held at our office at 1212, Block A, Focal Industrial Centre, 21 Man Lok Street, Hung Hom, Kowloon, Hong Kong on Wednesday, December 5, 2001, and at any adjournment. In addition to mail, proxies may be solicited by personal interview, telephone or telegraph by our officers, directors and other employees, who will not receive additional compensation for such services. We may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse them at the rates suggested by the New York Stock Exchange. We will bear the cost of this solicitation of proxies, which are expected to be nominal. Proxy solicitation will commence with the mailing of this proxy statement on or about November 5, 2001.

         Execution and return of the enclosed proxy will not affect your right to attend the meeting and to vote in person. If you execute a proxy, you still retain the right to revoke it at any time prior to exercise at the meeting. A proxy may be revoked by delivery of written notice of revocation to our Secretary, by execution and delivery of a later proxy or by voting the shares in person at the meeting. A proxy, when executed and not revoked, will be voted in accordance with its instructions. If there are no specific instructions, proxies will be voted "FOR" the election as directors of those nominees named in the proxy statement and in accordance with his best judgment on all other matters that may properly come before the meeting.

         The enclosed form of proxy provides a method for shareholders to withhold authority to vote for any one or more of the nominees for director while granting authority to vote for the remaining nominees. The names of all nominees are listed on the proxy. If you wish to grant authority to vote for all nominees, check the box marked "FOR." If you wish to withhold authority to vote for all nominees, check the box marked "WITHHOLD." If you wish your shares to be voted for some nominees and not for one or more of the others, check the box marked "FOR" and indicate the name(s) of the nominee(s) for whom you are withholding the authority to vote by writing the name(s) of such nominee(s) on the proxy in the space provided.

                               PURPOSE OF MEETING

         As stated in the notice of annual meeting of shareholders accompanying this proxy statement, the business to be conducted and the matters to be considered and acted upon at the meeting are as follows:

         1. To elect five directors to hold office for the term specified herein or until their successors are elected and qualified; and

         2. To transact such other business as may properly come before the meeting or any adjournment.


                                VOTING AT MEETING

         Our voting securities consist solely of common stock, $.01 par value per share.

         The record date for shareholders entitled to notice of and to vote at the meeting is the close of business on October 3, 2001, at which time we had outstanding and entitled to vote at the meeting 8,671,615 shares of common stock. Shareholders are entitled to one vote for each share of common stock held in their name on the record date. Shareholders representing a majority of the common stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

         The election of directors will require the affirmative vote of the holders of a majority of the common stock present or represented by proxy at the meeting and entitled to vote. Cumulative voting for directors is not authorized and proxies cannot be voted for more than five nominees.


                                 STOCK OWNERSHIP

         The following table sets forth certain information regarding the beneficial ownership of our shares of common stock as of August 31, 2001 by:

         o each person who is known by us to own beneficially more than 5% of our outstanding common stock;

         o  each of our executive officers and directors; and

         o  all directors and executive officers as a group.

As of August 31, 2001, we had 8,671,615 shares of our common stock issued and outstanding.

         This information gives effect to securities deemed outstanding pursuant to Rule 13d-3(d)(l) under the Securities Exchange Act of 1934, as amended.

                                                                   NUMBER          PERCENT
NAME OF BENEFICIAL HOLDER                                         SHARES BENEFICIALLY OWNED
-------------------------                                         -------------------------
Yu Chuan Yih                                                      3,529,553(1)(2)      36.5%
Ka Man Au                                                           200,000(3)          2.3%
Joseph Tuszer                                                       300,000(4)          3.3%
Hon Tak Ringo Ng                                                    200,000(5)          2.3%
Po Yee Elsa Yue                                                       6,000(6)             *
Lionel C. Wang                                                            0                *
Debora Mu Yong Yih                                                1,260,000(7)         13.9%
All directors and executive officers as a group (6 persons)       4,235,553            40.8%

----------
* Represents less than 1% of the outstanding common stock.

(1) Of Mr. Yih's 2,524,553 shares, 1,500,000 shares are owned of record by Pacific Growth Developments Ltd., a British Virgin Islands corporation which is owned by Mr. Yih (60%), his wife Tammy Yih (20%) and an adult daughter, Bianca Tzu Hsiu Yih (20%).

(2) Includes options currently exercisable to acquire 775,000 shares of common stock held by Mr. Yih and options currently exercisable to acquire 230,000 shares of common stock held by Mr. Yih's wife at $2.00 per share at any time until April 30, 2008.

(3) Represents options currently exercisable to acquire 200,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(4) Represents options currently exercisable to acquire 300,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(5) Represents options currently exercisable to acquire 200,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(6) Represents options currently exercisable to acquire 6,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

(7) Includes options currently exercisable to acquire 400,000 shares of common stock at $2.00 per share at any time until April 30, 2008.

                               BOARD OF DIRECTORS

         Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance, although it is not involved in day-to-day operating details. The board meets regularly throughout the year, including the annual organization meeting following the annual meeting of shareholders, to review significant developments affecting us and to act upon matters requiring board approval. It also holds special meetings as required from time to time when important matters arise requiring board action between scheduled meetings. During the last fiscal year ended April 30, 2001, the board met 19 times.

         We have established an audit committee, which consists of Messrs. Yih and Wang and Ms. Yue. Its functions are to:

         o recommend annually to our board of directors the appointment of our independent public accountants;
         o discuss and review the scope and the fees of the prospective annual audit and review the results with the independent public accountants;
         o review and approve non-audit services of the independent public accountants;
         o review compliance with our existing accounting and financial policies;
         o   review the adequacy of our financial organization; and
         o review our management's procedures and policies relative to the adequacy of our internal accounting controls and compliance with federal and state laws relating to financial reporting.

         The Audit Committee met once during the fiscal year ended April 30, 2001.

         We do not have a nominating committee. The functions customarily attributable to a nominating committee are performed by the board of directors as a whole.

         No director attended fewer than 75 percent of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board on which he served.

         Each non-employee director is compensated separately for service on the board and is reimbursed for expenses to attend board meetings.


                              ELECTION OF DIRECTORS

         At the meeting, five directors are to be elected. Each director will be elected for a one-year term or until his successor is elected and qualified.

         Shares represented by properly executed proxies will be voted, in the absence of contrary indication or revocation by the shareholder granting such proxy, in favor of the election of the persons named below as directors. The person named as proxy has been designated by management and intends to vote for the election to the board of directors of the persons named below, each of whom now serves as a director. If any nominee is unable to serve as a director, the shares represented by the proxies will be voted, in the absence of contrary indication, for any substitute nominee that management may designate. We know of no reason why any nominee would be unable to serve. The information presented with respect to the nominees was obtained in part from each of them and in part from our records.

NOMINEES FOR ELECTION AS DIRECTORS

NAME                                    AGE                   POSITION
----                                    ---                   --------
Yu Chuan Yih.................           62           Chairman of the Board of Directors, President and
                                                     Chief Executive Officer
Ka Man Au....................           37           Executive Vice President, Secretary and Director
Hon Tak Ringo Ng.............           41           Chief Financial Officer and Director
Po Yee Elsa Yue..............           37           Non-Executive Director
Lionel C. Wang...............           45           Non-Executive Director


         None of our directors and officers was selected due to any agreement or understanding with any other person. There is no family relationship between any of our directors or executive officers and any other director or executive officer.

         MR. YIH established the business of Lorenzo Jewelry Mfg. (HK) Ltd. and has served as president and managing director since 1987. Mr. Yih is primarily responsible for business development and overall company management. He has over 20 years of experience in semi-precious stone production and marketing. Mr. Yih has been a gemstone trader in Brazil and has extensive experience and relationships in gem sourcing and jewelry design. Mr. Yih is also president of the Hong Kong branch of the Gemological Institute of America (GIA), the nonprofit educational organization for the jewelry industry.

         MS. AU has served as a director of Lorenzo Jewelry Mfg. (HK) Ltd. since its incorporation in 1987. Ms. Au is primarily responsible for our general administration, human resources, operations and management.

         MR. NG has served as our chief financial officer since September 1997 and as one of our directors since May 1, 2001. He received his Bachelor of Science degree in civil engineering from the University of London in 1984 and his Master of Commerce in Accounting and Commercial Administration from the University of New South Wales in 1994. From July 1994 through September 1997, he was an audit senior with Moores Rowland C.A., Certified Public Accountants. Mr. Ng is a certified practicing accountant of the Australian Society of CPAs.

         MS. YUE has served as a non-executive director since December 1999. She is a graduate gemologist from the Gemology Institute of America and has served as vice president of GIA, Hong Kong since August 1994.

         MR. WANG has served as a non-executive director since June 1998. He received his Bachelor of Commerce from Tamkung University, Taipei, Taiwan in 1978, his Master of Business Administration from California State Polytechnic University in 1980 and his Master of Science from Stanford University in 1981. From 1984 to 1990, Mr. Wang served as marketing research analyst and senior strategic planning analyst for The Gillette Company, Boston, Massachusetts. From 1990 to 1995, he served as associate director and then director of product development for Information Resources, Inc., Waltham, Massachusetts. From 1995 to 1996, Mr. Wang served as vice-president as Nielsen North America with responsibility for analytical and modeling projects on Kraft Foods/White Plains account. From 1996 until June 2000, Mr. Wang served as director of analytical services for The NPD Group, Inc., Port Washington, New York. From June 2000 until June 2001, he served as vice president of product development for NFO Interactive, Greenwich, Connecticut. Since June 2001, Mr. Wang serves as president of his own firm, Marketing and Innovation, LLC., Greenwich, Connecticut.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

         The aggregate compensation paid by us to all of our directors and executive officers as a group for the fiscal year ended April 30, 2001 on an accrual basis, for services in all capacities, was HK$8,787,000 (US$1,137,000). During the fiscal year ended April 30, 2001, we contributed an aggregate amount of HK$175,000 (US$23,000) toward the pension plans of our directors and executive officers.

EXECUTIVE SERVICE CONTRACT

         We entered into an employment agreement with Mr. Yu Chuan Yih effective October 1, 2000 for a period of three years at an annual salary of HK$1,800,000 (US$233,000). Mr. Yih's remuneration package includes benefits with respect to an automobile. In addition, Mr. Yih is entitled to an annual management bonus of a sum to be determined by the board at its absolute discretion having regard for our operating results and the performance of Mr. Yih during the relevant financial year. The amount payable to Mr. Yih will be decided by majority decision of the members of the board present in the meeting called for that purpose. Mr. Yih shall abstain from voting and not be counted in the quorum in respect of the resolution regarding the amount payable to him.

         On May 8, 2000, we granted Mr. Yih options exercisable to acquire 600,000 shares of common stock at $3.00 per share at any time until May 7, 2010.

         On October 17, 2000, we offered all option holders the opportunity to cancel all or some of their stock options in exchange for new options to be granted on April 30, 2001 to acquire an equal number of shares with an exercise price equal to the then last sale price of the stock on April 30, 2001 for a new term of seven years expiring April 30, 2008. Mr. Yih has accepted the offer and now holds an option to acquire an aggregate of 775,000 shares exercisable at $2.00 per share at any time until April 30, 2008.

THE 1998 STOCK COMPENSATION PLAN

         Effective June 1, 1998, we adopted and approved the 1998 Stock Compensation Plan. The purpose of the plan is to:

         o encourage ownership of our common stock by our officers, directors, employees and advisors;
         o provide additional incentive for them to promote our success and our business; and
         o encourage them to remain in our employ by providing them an opportunity to benefit from any appreciation of our common stock through the issuance of stock options.

         Options constitute either incentive stock options within the meaning of
Section 422 of the United States Internal Revenue Code of 1986, as amended, or options which constitute nonqualified options at the time of issuance of such options. The plan provides that incentive stock options and/or nonqualified stock options may be granted to our officers, directors, employees and advisors selected by the compensation committee. A total of 4,000,000 shares of common stock are authorized and reserved for issuance during the term of the plan which expires in June 2008. The compensation committee has the sole authority to interpret the plan and make all determinations necessary or advisable for administering the plan. The exercise price for any incentive option must be at least equal to the fair market value of the shares as of the date of grant. Upon the exercise of the option, the exercise price must be paid in full either in cash, shares of our stock or a combination. If any option is not exercised for any reason, such shares shall again become available for the purposes of the plan.

         On October 17, 2000, the Company offered each option holder the opportunity to cancel all or some of the stock options previously granted in exchange for the granting on April 30, 2001 of options to acquire an equal number of shares with an exercise price equal to the then last sale price of the stock on April 30, 2001 for a new term of seven years expiring April 30, 2008.

         As of August 31, 2001, no options had been exercised and the following exchanged options to purchase shares of our common stock under the Plan remained outstanding:

         o stock options to purchase 3,376,000 shares at $2.00 per share through April 30, 2008, of which 1,711,000 are held by our directors and officers as a group.

OTHER OPTIONS AND WARRANTS OUTSTANDING

         As of August 31, 2001, the following additional options and warrants to purchase shares of our common stock were outstanding:

         o 1,679,000 common stock purchase warrants which are publicly traded and which we issued in our April 1998 initial public offering to purchase 1,679,000 shares of common stock at $5.75 per share through April 15, 2003

         o 146,000 stock purchase options to purchase 146,000 shares of common stock at $8.25 per share through April 15, 2003 which we sold to the IPO underwriter and/or persons related to the underwriter

         o 146,000 warrant purchase options to purchase 146,000 warrants at $0.20625 per warrant to purchase shares of common stock at $8.25 per share through April 15, 2003 which we sold to the IPO underwriter and/or persons related to the underwriter

         o options to purchase 35,000 shares at $5.00 per share through July 30, 2004 which we granted to our former financial consultant

         o warrants to purchase 75,000 shares at $3.75 per share through November 30, 2004 and warrants to purchase 87,500 shares at $6.9375 per share through March 31, 2005 which we sold to two investors and our placement agent

         o warrants to purchase 100,000 shares at $2.79 per share exercisable through May 26, 2002 which we granted to our financial consultant

         o warrants to purchase shares which we granted to another financial consultant as follows:

             o 100,000 shares at $2.29 per share exercisable through May 31, 2003;
             o 80,000 shares at $3.43 per share exercisable through May 31, 2004;
             o 80,000 shares at $4.57 per share exercisable through May 31, 2005.

         THE BOARD OF DIRECTORS RECOMMENDS TO OUR SHAREHOLDERS THAT THEY VOTE "FOR" THE ELECTION OF SUCH NOMINEES.


                              CERTAIN TRANSACTIONS

         Yu Chuan Yih, our chairman and president, is a director and principal shareholder of Gemological Institute of America, Hong Kong Limited; and Hong Kong Brasil Lapidary Limited. Mr. Yih is also a director of iBBC Inc. which has a subsidiary, iBBC (H.K.) Ltd. During the fiscal years ended April 30, 1999, 2000 and 2001, Mr. Yih and these affiliated companies received unsecured advances from, and made unsecured advances to, us which were interest free and repayable on demand.

         During the fiscal year ended April 30, 1998, we sold an investment property to Mr. Yih at its appraised value of HK$3,800,000 (US$492,000), resulting in a gain to us of HK$2,904,000

(US$376,000). The sale price of the property was based on a valuation report prepared by an independent professional property appraiser.

         During the fiscal year ended April 30, 1999, we sold finished goods of HK$74,000 (US$10,000) to Gemological Institute of America, Hong Kong Limited and Hong Kong Brasil Lapidary Limited, which were made according to the published prices and conditions offered to our major customers. In addition, we provided a guarantee to a bank in respect of mortgage loans granted to Yu Chuan Yih to the extent of HK$4,882,000 (US$632,000).

         During the fiscal year ended April 30, 2000, we received management fee income of HK$282,000 (US$36,000) from Gemological Institute of America, Hong Kong Limited, which were determined by the directors for the services provided.

         During the fiscal year ended April 30, 2001, we sold finished goods of HK$1,219,000 (US$158,000) to iBBC (H.K.) Ltd, which were made according to the published prices and conditions offered to our major customers. We also received from iBBC (H.K.) Ltd for rental and management fee income of HK$161,000 (US$21,000) and HK$250,000 (US$32,000) respectively. In addition, we received management fee income of HK$212,000 (US$27,000) from Gemological Institute of America, Hong Kong Limited, which were determined by the directors for the services provided.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         A representative of Moores Rowland Hong Kong will attend the meeting and will have the opportunity to make a statement if he so desires. This representative will be available to respond to appropriate shareholder questions at that time.


                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                     AT NEXT ANNUAL MEETING OF SHAREHOLDERS

         Any shareholder of record who desires to submit a proper proposal for inclusion in the proxy materials relating to the next annual meeting of shareholders must do so in writing and it must be received at our principal executive offices by April 29, 2002. You must be a record or beneficial owner entitled to vote at the next annual meeting on your proposal and must continue to own such security entitling you to vote through the date on which the meeting is held.


                                  ANNUAL REPORT

         Our annual report to shareholders concerning our operations during the fiscal year ended April 30, 2001, including audited financial statements, has been distributed to all record holders as of the record date. The annual report is not incorporated in the proxy statement and is not to be considered a part of the soliciting material.


                                 OTHER BUSINESS

         Our management is not aware of any other matters which are to be presented at the meeting, nor have we been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgment.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 20-F

         UPON WRITTEN REQUEST, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 20-F FOR THE FISCAL YEAR ENDED APRIL 30, 2001 TO EACH SHAREHOLDER OF RECORD OR TO EACH SHAREHOLDER WHO OWNED OUR COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON OCTOBER 3, 2001. ANY REQUEST BY A SHAREHOLDER FOR OUR ANNUAL REPORT ON FORM 20-F SHOULD BE SENT TO OUR SECRETARY, LJ INTERNATIONAL INC., UNIT #12, 12/F, BLOCK A, FOCAL INDUSTRIAL CENTRE, 21 MAN LOK STREET, HUNG HOM, KOWLOON, HONG KONG.

         The above notice and proxy statement are sent by order of our board of directors.


                                                  KA MAN AU
                                                  Secretary
November 5, 2001

                             LJ INTERNATIONAL INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

        FOR THE ANNUAL MEETING OF SHAREHOLDERS OF LJ INTERNATIONAL INC.

                          TO BE HELD DECEMBER 5, 2001

    The undersigned hereby appoints Yu Chuan Yih as the lawful agent and Proxy of the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of LJ International Inc. held of record by the undersigned as of the close of business on October 3, 2001, at the Annual Meeting of Shareholders to be held on Wednesday, December 5, 2001, or any adjournment or postponement.

    1. ELECTION OF DIRECTORS

[ ]         FOR all nominees listed                        [ ]         WITHHOLD AUTHORITY to
            below (except as marked                                    vote for all nominees
            to the contrary)                                           listed below

                Y.C. Yih; K.M. Au; H.T. Ng; P.Y. Yue; L.C. Wang

    (INSTRUCTION: To withhold authority to vote for any nominees, write the nominee's names on the space provided below.)





--------------------------------------------------------------------------------

    2. In his discretion, the Proxy is authorized to vote upon any matters which may properly come before the meeting, or any adjournment or postponement.

    It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. WHERE NO CHOICE IS SPECIFIED BY THE SHAREHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1).

             (Continued and to be dated and signed on reverse side)

    The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that the Proxy or his substitutes may do by virtue hereof.

    Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    Dated:                                   , 2001
                                            ------------------------------

                                    --------------------------------------------
                                    Signature

                                    --------------------------------------------
                                    Signature if held jointly

                                    PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                                    CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                 [ ] PLEASE CHECK THIS BOX IF
                                                 YOU INTEND TO BE PRESENT AT THE
                                                 MEETING.